EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, James B. Hawkins, certify, to the best of my knowledge, that based upon a review of the Quarterly Report on Form 10-Q of Invivo Corporation, for the three months ended March 31, 2003 (the “Form 10-Q”), the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Invivo Corporation for the quarterly period covered by the Form 10-Q.

Date: May 15, 2003	By: /s/ JAMES B. HAWKINS

President and Chief Executive Officer, Invivo Corporation

     A signed original of this written statement required by Section 906 has been provided to Invivo Corporation and will be retained by Invivo Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, John F. Glenn, certify, to the best of my knowledge, that based upon a review of the Quarterly Report on Form 10-Q of Invivo Corporation, for the three months ended March 31, 2003 (the “Form 10-Q”), the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Invivo Corporation for the quarterly period covered by the Form 10-Q.

Date: May 15, 2003	By: /s/ JOHN F. GLENN

Vice President and Chief Financial Officer, Invivo Corporation

     A signed original of this written statement required by Section 906 has been provided to Invivo Corporation and will be retained by Invivo Corporation and furnished to the Securities and Exchange Commission or its staff upon request.